UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 23, 2020

UNITED AIRLINES HOLDINGS, INC.

UNITED AIRLINES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-06033	36-2675207
Delaware	001-10323	74-2099724
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

233 S. Wacker Drive, Chicago, IL	60606
233 S. Wacker Drive, Chicago, IL	60606
(Address of principal executive offices)	(Zip Code)

(872) 825-4000

(872) 825-4000

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Registrant	Title of each class	Trading Symbol	Name of each exchange on which registered
United Airlines Holdings, Inc.	Common Stock, $0.01 par value	UAL	The Nasdaq Stock Market LLC
United Airlines, Inc.	None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

As previously reported, on April 20, 2020, United Airlines Holdings, Inc. (“UAL” and, together with United Airlines, Inc., the “Company”) entered into a warrant agreement with the United States Department of the Treasury (“Treasury”) in connection with the Payroll Support Program established under the Coronavirus Aid, Relief, and Economic Security Act (the “PSP Warrant Agreement”). Pursuant to the PSP Warrant Agreement, UAL has issued to Treasury warrants to purchase up to 4,763,841 shares of common stock (the “PSP Warrants”). The PSP Warrant Agreement entitles Treasury to customary registration rights.

Also as previously reported, on June 15, 2020, UAL entered into an equity distribution agreement (the “Distribution Agreement”) with Citigroup Global Markets Inc., BofA Securities, Inc. and J.P. Morgan Securities LLC (collectively, the “Managers”), relating to the issuance and sale from time to time by UAL, through the Managers, of up to 28,000,000 shares of UAL’s common stock, par value $0.01 per share (the “ATM Shares”). Sales of the ATM Shares, if any, under the Distribution Agreement may be made in any transactions that are deemed to be “at the market offerings” as defined in Rule 415 under the Securities Act of 1933, as amended. Under the terms of the Distribution Agreement, UAL may also sell ATM Shares to any Manager, as principal for its own account, at a price agreed upon at the time of sale. If UAL sells ATM Shares to a Manager as principal, UAL will enter into a separate terms agreement with such Manager.

On November 17, 2020, the Company filed a shelf registration statement on Form S-3 (File No. 333-250153) (the “Registration Statement”). The Registration Statement provides for the sale of securities, including shares of common stock and warrants of the Company, from time to time by UAL, its wholly-owned subsidiary United Airlines, Inc. and selling security holders who may be named in a prospectus supplement. On the date hereof, UAL filed (i) a prospectus supplement providing for the sale of the remaining 25,322,567 of the ATM Shares (the “ATM Securities”) and (ii) a prospectus supplement providing for the resale of the PSP Warrants by one or more selling security holders from time to time, as well as the resale of up to 4,763,841 shares of common stock issuable upon exercise of such PSP Warrants (collectively, the “Warrant Securities”).

Sidley Austin LLP, counsel to UAL, has issued a legal opinion relating to the ATM Securities and a legal opinion relating to the Warrant Securities. A copy of each such legal opinion, including the consent included therein, is attached as Exhibit 5.1 and Exhibit 5.2 hereto, respectively.

The foregoing description of the Distribution Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Distribution Agreement, filed herewith as Exhibit 1.1 and incorporated herein by reference. The foregoing description of the PSP Warrant Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of each of the PSP Warrant Agreement, filed herewith as Exhibit 4.1, and the Form of PSP Warrant, filed herewith as Exhibit 4.2, each of which is incorporated herein by reference.

Item 9.01.              Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description of Exhibit
1.1	Equity Distribution Agreement, dated June 15, 2020, by and among UAL and BofA Securities, Inc., Citigroup Global Markets Inc. and J.P. Morgan Securities LLC (filed as Exhibit 1.1 to UAL’s Form 8-K filed on June 15, 2020, and incorporated herein by reference).
4.1	Warrant Agreement, dated as of April 20, 2020, between UAL and the United States Department of the Treasury (filed as Exhibit 4.2 to UAL’s Form 8-K filed on April 23, 2020, and incorporated herein by reference).
4.2	Form of Warrant (included in Exhibit 4.1 as Annex B thereto).
5.1	Opinion of Sidley Austin LLP dated November 23, 2020 relating to the ATM Securities.
5.2	Opinion of Sidley Austin LLP dated November 23, 2020 relating to the Warrant Securities.
23.1	Consent of Sidley Austin LLP (included in Exhibit 5.1 hereto).
23.2	Consent of Sidley Austin LLP (included in Exhibit 5.2 hereto).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED AIRLINES HOLDINGS, INC. UNITED AIRLINES, INC.

	By:	/s/ Gerald Laderman
	Name:	Gerald Laderman
	Title:	Executive Vice President and Chief Financial Officer

Date: November 23, 2020